UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 8, 2010, at the Annual Meeting of Stockholders of ModusLink Global Solutions, Inc. (the “Company”), the Company’s stockholders adopted the ModusLink Global Solutions, Inc. 2010 Incentive Award Plan (the “2010 Plan”). The 2010 Plan, which is administered by the Human Resources and Compensation Committee of the Board of Directors, allows the Company to makes grants of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, deferred stock, dividend equivalent rights, performance awards and stock payments to the Company’s employees, directors and consultants.

The 2010 Plan allows for the issuance of up to (i) 5,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), of the Company plus (ii) any shares of Common Stock that are subject to awards under the Company’s 2004 Stock Incentive Plan, 2002 Non-Officer Employee Stock Incentive Plan or 2000 Stock Incentive Plan (collectively, the “Prior Plans”) which after December 8, 2010 are forfeited, lapse unexercised or are settled in cash and not issued under the Prior Plans. No additional awards will be granted under the Prior Plans; however, awards granted under the Prior Plans before stockholder approval of the 2010 Plan will remain outstanding in accordance with their terms.

A more complete description of the terms of the 2010 Plan can be found in “Proposal No. 2 – Approval of ModusLink Global Solutions, Inc. 2010 Incentive Award Plan” (pages 12 through 18) in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2010. The foregoing descriptions are qualified in their entirety by reference to the 2010 Plan filed as an exhibit hereto, which exhibit is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As stated above in Item 5.02, the 2010 Annual Meeting of Stockholders of the Company (the “Meeting”) was held on December 8, 2010. At the Meeting, the stockholders took the following actions: (i) elected each of Virginia G. Breen, Edward E. Lucente and Joseph M. O’Donnell to serve as a Class II director until the 2013 Annual Meeting of Stockholders; (ii) adopted the Company’s 2010 Incentive Award Plan; and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The Company’s independent inspector of election certified the following vote tabulations:

1. Election of Class II directors, whose terms expire at the 2013 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Virginia G. Breen	23,185,287	804,645	11,181,990
Edward E. Lucente	21,389,574	2,600,358	11,181,990
Joseph M. O’Donnell	23,192,009	797,923	11,181,990

In addition to the directors elected at the Meeting, the terms of office of the following directors continued after the Meeting: Jeffrey J. Fenton, Thomas H. Johnson, Francis J. Jules, Joseph C. Lawler and Michael J. Mardy.

2. Adoption of 2010 Incentive Award Plan:

For	Against	Abstained	Broker Non-Votes
19,021,960	4,483,993	483,979	11,181,990

3. Ratification of appointment of KPMG LLP:

For	Against	Abstained	Broker Non-Votes
34,475,007	501,318	195,597	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the Exhibit Index below are filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModusLink Global Solutions, Inc.

Date:	December 14, 2010	By:	/s/ Steven G. Crane
Steven G. Crane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	ModusLink Global Solutions, Inc. 2010 Incentive Award Plan is incorporated herein by reference to Appendix I to the Registrant’s Definitive Schedule 14A filed October 26, 2010 (File No. 000-23262).
10.2	Form of Restricted Stock Agreement Granted Under 2010 Incentive Award Plan.
10.3	Form of Restricted Stock Unit Agreement Granted Under 2010 Incentive Award Plan.
10.4	Form of 2010 Incentive Award Plan Non-Statutory Stock Option Certificate.
10.5	Form of 2010 Incentive Award Plan Incentive Stock Option Certificate.